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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: April 24, 2003



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada              000-17082                              N/A
------------------------      ------------------------       -------------------
(Jurisdiction of              (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  c) Exhibits

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated April 24, 2003 (Q1 Financial Results)


ITEM 9.           REGULATION FD DISCLOSURE

                  Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is furnished pursuant to Item 12, "Disclosure of Results of Operation and Financial Conditions."

                  On April 24, 2003 QLT Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release announcing such results is attached hereto as Exhibit
                  99.1 to this Current Report on Form 8-K.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.






                                                             QLT Inc.
                                                     ---------------------------
                                                                    (Registrant)






Date     April 24, 2003                    /s/  Paul J. Hastings
      --------------------                 -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer